Schedule of Investments July 31, 2021 (Unaudited)

Jackson Square Large-Cap Growth Fund

Description	Shares	Value
COMMON STOCKS - 100.0%
Communication Services - 10.6%
Charter Communications - Class A*	182,681	$135,923,798
Match Group*	699,796	111,456,509
Netflix*	149,568	77,411,910

		324,792,217

Consumer Discretionary - 12.5%
Airbnb - Class A*	332,154	47,833,497
Amazon.com*	49,512	164,755,636
NIKE - Class B	661,513	110,810,043
Starbucks	489,569	59,448,364

		382,847,540

Financials - 3.6%
KKR & Co. - Class A	1,716,107	109,418,982

Health Care - 16.0%
10X Genomics*	408,654	74,877,672
Align Technology*	136,812	95,193,790
Edwards Lifesciences*	1,094,396	122,867,839
Intuitive Surgical*	109,412	108,477,621
Veeva Systems - Class A*	274,617	91,367,822

		492,784,744

Industrials - 6.9%
Uber Technologies*	3,125,404	135,830,058
Waste Management	520,348	77,146,794

		212,976,852

Information Technology - 50.4%#
Adobe*	102,555	63,751,265
Coupa Software*	306,165	66,437,805
Datadog - Class A*	818,509	90,608,946
Mastercard - Class A	334,651	129,155,207
Microsoft	971,486	276,786,076
Paycom Software*	219,330	87,732,000
PayPal Holdings*	504,841	139,098,841
ServiceNow*	208,967	122,849,610
Snowflake - Class A*	394,798	104,905,725
Twilio - Class A*	391,515	146,266,089
Visa - Class A	703,777	173,403,615
Wix.com*	250,368	74,769,899
Zoom Video Communications - Class A*	193,301	73,087,108

		1,548,852,186

TOTAL COMMON STOCKS (Cost $1,822,898,570)		3,071,672,521

SHORT-TERM INVESTMENT - 0.1%
Money Market Deposit Account - 0.1%
U.S. Bank N.A., 0.00% (a)
Total Money Market Deposit Account	4,483,100	4,483,100

TOTAL SHORT-TERM INVESTMENT (Cost $4,483,100)		4,483,100

Total Investments - 100.1% (Cost $1,827,381,670)		3,076,155,621
Liabilities in Excess of Other Assets - (0.1)%		(2,956,357)

Total Net Assets - 100.0%		$3,073,199,264

*	Non-income producing security.
#

As of July 31, 2021, the Fund has a significant portion of its assets invested in this sector and therefore is subject to additional risks. The information technology sector may be more sensitive to changes in domestic and international competition, economic cycles, financial resources, personnel availability, rapid innvoation and intellectual property issues.

(a)

The Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of July 31, 2021.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use.

Summary of Fair Value Exposure

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types. These inputs are summarized in the three broad Levels listed below:

Level 1- Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s securities as of July 31, 2021:

	Level 1	Level 2	Level 3	Total
Common Stocks	$3,071,672,521	$—	$—	$3,071,672,521
Short-Term Investment	4,483,100	—	—	4,483,100

Total Investments in Securities	$3,076,155,621	$—	$—	$3,076,155,621

Refer to the Schedule of Investments for further information on the classification of investments.